Exhibit 10.42.6


                      AMENDMENT 3 TO EMPLOYMENT AGREEMENT

                                (ELLIOT LEVINE)

This Amendment ("Amendment") is effective as of the 30th day of August, 1995, between CHEYENNE SOFTWARE, INC., a Delaware corporation, with an office at Three Expressway Plaza, Roslyn Heights, New York 11577 ("Cheyenne") and ELLIOT LEVINE, with an address of 12 Whitewood Drive, Roslyn, New York 11576 ("Employee").



                                    RECITALS
                                    --------

A. On September 1, 1992 Cheyenne and Employee entered into an Employment Agreement, as amended by Amendment 1 on October 7, 1993 and by Amendment 2 on October 24, 1994 (the "Agreement").

B.  Cheyenne and Employee desire to amend the Agreement, as provided for below.

C. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

                                   AMENDMENT
                                   ---------

1.       The Employment Period shall be extended to August 31, 1998.

2. In Section 5(b) delete "Eight Thousand ($8,000) dollars" and replace with "Ten Thousand ($10,000) dollars."

3. In Section 7, first sentence, delete "one hundred (100%) percent" and replace with "one hundred fifty (150%) percent."

4. In Section 7, third sentence, delete "five (5) years" and replace with "ten (10) years."

5. In Section 8(a), delete "September 1, 1995" and replace with "September 1, 1998" and delete "August 31, 1996" and replace with "August 31, 1999."

6.       Except as amended herein, the Agreement shall remain unmodified.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


CHEYENNE SOFTWARE, INC.

By:      /s/ ReiJane Huai
         -----------------------


Its:       President
         -----------------------

/s/ Elliot Levine
----------------------------
Elliot Levine